EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION AND CONSOLIDATED SUBSIDIARIES ----------------------------------
MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.

*10.37	Navistar International Corporation 2004 Performance Incentive Plan. Filed as Appendix A to Proxy Statement dated and filed on January 15, 2004. Commission File No. 001-09618.

10.38
Indenture dated as of April 1, 2004, between Navistar Financial 2004-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Navistar Financial 2004-A Owner Trust’s Form 8-K dated April 5, 2004. Filed on Registration No. 333-67112-01.

The following documents of Navistar International Corporation are filed herewith.

*10.39	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan	E-7

*10.40	Amendment No. 1 to the Navistar International Corporation 2004 Performance Incentive Plan effective April 21, 2004.	E-8

*10.41	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated February 17, 2004.	E-9

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* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).
E-6